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Exhibit 99.2

Kathryn M.S. Catherwood, State Bar # 131688
Luce, Forward, Hamilton & Scripps, LLP
600 West Broadway, Suite 2600
San Diego, CA 92101
Attorney for Debtor-In-Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF CALIFORNIA

In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CASE NUMBER: 01-00110-JM11
CHAPTER 11
DEBTOR-IN-POSSESSION MONTHLY OPERATING REPORT
FOR THE MONTH OF: October 2001

TO:	THE HONORABLE Judge Myers UNITED STATES BANKRUPTCY JUDGE

    The Debtor-In-Possession hereby files its Monthly Operating Report pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 cases.

DATED: November 19, 2001	/s/ KATHRYN M.S. CATHERWOOD Attorney for Debtor-In-Possession

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
SOUTHERN DISTRICT OF CALIFORNIA

In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CHAPTER 11 (BUSINESS)
CASE NO. 01-00110-JM11
OPERATING REPORT NO. 10
FOR THE MONTH ENDING: October 31, 2001

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT *)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	14,398,492.59
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	14,489,742.37
3. BEGINNING BALANCE	(91,249.78)
4. RECEIPTS DURING CURRENT PERIOD
ACCOUNTS RECEIVABLE—PRE-FILING	0.00
ACCOUNTS RECEIVABLE—POST-FILING	0.00
GENERAL SALES	1,044,070.10
OTHER (SPECIFY) Advanced ticket sales, Mexico mgmnt fees	162,563.82
OTHER ** (SPECIFY) New Equity Contribution	1,000,000.00
TOTAL RECEIPTS THIS PERIOD	2,206,633.92
5. BALANCE:	2,115,384.14
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Total from Page 2)	1,824,867.29
7. ENDING BALANCE	290,516.85
8. GENERAL ACCOUNT NUMBER
DEPOSITORY NAME AND LOCATION	0700494381 Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

*
All receipts must be deposited into the general account

**
Include the receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)

Date	#	Payee	Purpose	Amount
Checks
10/1/01	17311	THE COUDURES FAMILY LIMITED	Rent	40,321.79
10/1/01	17312	MISSION GROVE THEATER	Rent	64,443.41
10/1/01	17313	MISSION GROVE THEATERS II	Rent	32,355.40
10/1/01	17314	OCEANSIDE MISSION MARKET PLACE	Rent	66,947.53
10/1/01	17315	REDEVELOPMENT AGENCY CITY OF	Rent	82,000.00
10/1/01	17316	REDEVELOPMENT AGENCY CITY OF	Rent	12,500.00
10/1/01	17317	UNITED TITLE COMPANY	Rent	4,983.30
10/2/01	17318	20TH CENTURY FOX	Film Payable	208.95
10/2/01	17319	BUENA VISTA	Film Payable	1,208.71
10/2/01	17320	LIONS GATE	Film Payable	13,528.98
10/2/01	17321	MGM FILMS	Film Payable	3,700.82
10/2/01	17322	MIRAMAX FILMS	Film Payable	2,211.83
10/2/01	17323	NEW LINE PICTURES	Film Payable	3,660.46
10/2/01	17324	PARAMOUNT PICTURES	Film Payable	18,636.91
10/2/01	17325	UNIVERSAL FILM EXCHANGES, INC.	Film Payable	7,249.95
10/2/01	17326	WARNER BROTHERS	Film Payable	2,840.75
10/2/01	17327	FASHION SEAL UNIFORMS	Uniforms	1,963.32
9/4/01	17328	AIRBORNE EXPRESS	Film transport	236.60
9/4/01	17329	CITY OF RIVERSIDE	Utilities	197.80
9/4/01	17330	D.C. ELECTRONICS TWO, INC.	R&M	310.00
9/4/01	17331	FALLBROOK AWARDS	Corp. Events	21.45
9/4/01	17332	HARPSTER ASSOCIATES	Advertising	65.00
9/4/01	17333	JANITORIAL MAINTENANCE	Janitorial	1,800.00
9/4/01	17334	MICHAEL F. KERR	R&M	584.00
9/4/01	17335	MEGAPATH NETWORKS INC.	Computer	162.63
9/4/01	17336	OPTIMAL INTEGRATED SOLUTIONS	Computer	50
9/4/01	17337	PARAMOUNT PICTURES	Film Payable	194.00
9/4/01	17338	PRO-TEC LOCK & SAFE	R&M	100.31

9/4/01	17339	PROVIDENCE	Emp. Benefits	85.00
9/4/01	17340	QUIEL BROS. SIGN CO., INC.	R&M	844.76
9/4/01	17341	SAN DIEGO GAS & ELECTRIC	Utilities	9,002.07
		ELECTRIC
9/4/01	17342	SOLOMON FRIEDMAN	Outside Services	100.00
9/4/01	17343	STRUCTURAL TERMITE & PEST	R&M	85.00
10/9/01	17344	20TH CENTURY FOX	Film Payable	7,959.61
10/9/01	17345	BUENA VISTA	Film Payable	1,122.75
10/9/01	17346	LIONS GATE	Film Payable	1,779.08
10/9/01	17347	MGM FILMS	Film Payable	2,745.87
10/9/01	17348	MIRAMAX FILMS	Film Payable	2,853.38
10/9/01	17349	NEW LINE PICTURES	Film Payable	4,027.81
10/9/01	17350	PARAMOUNT PICTURES	Film Payable	13,770.93
10/9/01	17351	UNIVERSAL FILM EXCHANGES, INC.	Film Payable	5,040.01
10/9/01	17352	WARNER BROTHERS	Film Payable	1,837.80
10/10/01	17353	AIRBORNE EXPRESS	Film transport	200.20
10/10/01	17354	AON RISK SERVICES, INC.	Insurance	112,500.00
10/10/01	17355	ARMORED TRANSPORT	Security	905.69
10/10/01	17356	BRAKE WATER TRANSPORT, INC.	Film transport	769.00
10/10/01	17357	DAN CAHILL	Travel expenses	80.92
10/10/01	17358	CALIFORNIA CHOICE BENEFIT ADM	Emp. Benefits	6,735.24
10/10/01	17359	CITY OF RIVERSIDE	Utilities	15,560.38
10/10/01	17360	CITY OF SAN BERNARDINO	Utilities	1,095.57
10/10/01	17361	CONTINENTAL STOCK TRANSFER	Outside Services	802.09
10/10/01	17362	CR&R INC.	Utilities	1,272.18
10/10/01	17363	ENERGI	Emp. Benefits	52.50
10/10/01	17364	GENESYS CONFERENCING	Outside Services	368.02
10/10/01	17365	THE GUARDIAN	Advertising	1,347.94
10/10/01	17366	INLAND LIGHTING SUPPLIES, INC.	R&M	457.41
10/10/01	17367	JANITORIAL MAINTENANCE	Janitorial	15,132.00
10/10/01	17368	PACIFIC BELL	Telephone	1,346.49
10/10/01	17369	PAUL LASLO & ASSOC.	Uniforms	2,108.66
10/10/01	17370	PROCTOR COMPANIES	R&M	92.92
10/10/01	17371	PURE FLO WATER	Office supplies	29.75
10/10/01	17372	REEL SOURCE, INC.	R&M	175.00

10/10/01	17373	R & J FIAL ENTERPRISES	Janitorial	10.62
10/10/01	17374	SOURCE ONE	R&M	262.40
10/10/01	17375	STATE COMPENSATION INS. FUND	Emp. Benefits	6,941.36
10/10/01	17376	STRUCTURAL TERMITE & PEST	R&M	85.00
10/10/01	17377	THERMAL-COOL	R&M	110.53
10/10/01	17378	VERIZON CALIFORNIA	Telephone	304.89
10/10/01	17379	VISION SERVICE PLAN- (CA)	Emp. Benefits	396.96
10/10/01	17380	WAXIE SANITARY SUPPLY	Janitorial	3,675.91
10/10/01	17381	WESTERN MUNICIPAL WATER DIST.	Utilities	397.41
10/10/01	17382	KIM ZOLNA	Travel expenses	215.12
10/10/01	17383	AIRGAS	Concessions	50.00
10/10/01	17384	HERITAGE FOODS LLC	Concessions	410.00
10/16/01	17385	20TH CENTURY FOX	Film Payable	30,065.20
10/16/01	17386	ARTISAN RELEASING INC.	Film Payable	4,543.33
10/16/01	17387	MGM FILMS	Film Payable	1,461.16
10/16/01	17388	MIRAMAX FILMS	Film Payable	2,575.58
10/16/01	17389	NEW LINE PICTURES	Film Payable	2,450.18
10/16/01	17390	PARAMOUNT PICTURES	Film Payable	25,411.70
10/16/01	17391	UNIVERSAL FILM EXCHANGES, INC.	Film Payable	1,882.14
10/16/01	17392	WARNER BROTHERS	Film Payable	10,743.86
10/18/01	17393	ADVANCED COMMUNICATIONS SYSTEM	R&M	517.31
10/18/01	17394	AIRBORNE EXPRESS	Film transport	345.80
10/18/01	17395	AMERICAN EXPRESS	Misc.	2,211.18
10/18/01	17396	ANDY'S GLASS CO., INC.	R&M	181.84
10/18/01	17397	ARMORED TRANSPORT	Security	144.45
10/18/01	17398	CITY OF OCEANSIDE	Utilities	1,637.41
10/18/01	17399	CITY OF SAN BERNARDINO	Utilities	627.00
10/18/01	17400	DE LAGE LANDEN	Telephone	77.43
10/18/01	17401	THE DEPOSITORY TRUST CO.	Outside Services	90.00
10/18/01	17402	EASTERN MUNICIPAL WATER DIST.	Utilities	75.11

10/18/01	17403	EMERITUS COMMUNICATIONS	Telephone	302.47
10/18/01	17404	MANULIFE FINANCIAL	Emp. Benefits	5,673.57
10/18/01	17405	MIRAMAX FILMS	Film Payable	142.34
10/18/01	17406	NORTH COUNTY TIMES	Advertising	3,006.95
10/18/01	17407	OFFICE DEPOT, INC	Office supplies	272.66
10/18/01	17408	PACIFIC BELL	Telephone	414.36
10/18/01	17409	THE PRESS ENTERPRISE CO.	Advertising	15,689.65
10/18/01	17410	PROCTOR COMPANIES	R&M	190.37
10/18/01	17411	QUIEL BROS. SIGN CO., INC.	R&M	33.80
10/18/01	17412	SAN BERNARDINO COUNTY SUN	Advertising	6,594.23
10/18/01	17413	SOUTHERN CALIFORNIA EDISON	Utilities	28,204.79
10/18/01	17414	STAPLES CREDIT PLAN	Office supplies	507.59
10/18/01	17415	SUPERIOR UNIFORM GROUP, INC.	Uniforms	1,861.11
10/18/01	17416	UNION TRIBUNE	Advertising	790.20
10/18/01	17417	VERIZON CALIFORNIA	Telephone	547.75
10/18/01	17418	WARNER BROTHERS	Film Payable	450.00
10/18/01	17419	WAXIE SANITARY SUPPLY	Janitorial	263.43
10/18/01	17420	HERITAGE FOODS LLC	Concessions	541.75
10/18/01	17421	METROPOLITAN PROVISIONS	Concessions	765.30
10/18/01	17422	METROPOLITAN PROVISIONS	Concessions	6,118.75
10/18/01	17423	PEPSI-COLA COMPANY	Concessions	3,933.80
10/23/01	17424	20TH CENTURY FOX	Film Payable	22,166.09
10/23/01	17425	BUENA VISTA	Film Payable	8,553.81
10/23/01	17426	MGM FILMS	Film Payable	643.43
10/23/01	17427	MIRAMAX FILMS	Film Payable	11,564.85
10/23/01	17428	NEW LINE PICTURES	Film Payable	978.08
10/23/01	17429	PARAMOUNT PICTURES	Film Payable	11,034.58
10/23/01	17430	WARNER BROTHERS	Film Payable	46,195.71
10/26/01	17431	AIRBORNE EXPRESS	Film transport	182.00
10/26/01	17432	CALIFORNIA TILE & FLOOR COVERING	MG Lobby	11,000.00

10/26/01	17433	CONTINENTAL STOCK TRANSFER	Outside Services	528.36
10/26/01	17434	CT CORPORATION SYSTEM	Computer	460.00
10/26/01	17435	DREAM WORKS DISTRIBUTION, LLC	Film Payable	175.14
10/26/01	17436	GENESYS CONFERENCING	Outside Services	186.00
10/26/01	17437	MANULIFE FINANCIAL	Emp. Benefits	2,713.67
10/26/01	17438	MCCANN-ERICKSON, INC.	Advertising	1,249.45
10/26/01	17439	MERRILL COMMUNICATIONS L.L.C.	Public Relations	3,018.00
10/26/01	17440	TERRY MILLIMAN	R&M	40.00
10/26/01	17441	MURPHY'S PRINTING	Ticket Stock	12,040.00
10/26/01	17442	PACIFIC BELL	Telephone	29.19
10/26/01	17443	PARAMOUNT PICTURES	Film Payable	518.00
10/26/01	17444	PC CONNECTION SALES CORP	Computer	382.26
10/26/01	17445	PRUDENTIAL	Emp. Benefits	253.10
10/26/01	17446	R & J FIAL ENTERPRISES	Janitorial	37.23
10/26/01	17447	ROCKY MOUNTAIN EMPLOYEE BENE.	Emp. Benefits	618.75
10/26/01	17448	SKY COURIER	Film transport	145.60
10/26/01	17449	SOLOMON FRIEDMAN	Advertising	400.00
10/26/01	17450	SOURCE ONE	R&M	136.03
10/26/01	17451	STAPLES CREDIT PLAN	Office supplies	186.87
10/26/01	17452	STRUCTURAL TERMITE & PEST	R&M	85.00
10/26/01	17453	UNIVERSAL PICTURES	Film Payable	709.04
10/26/01	17454	U.S. TRUSTEE	Outside Services	10,000.00
10/26/01	17455	ROY M. VAN ASCH, JANITORIAL	Janitorial	1,875.80
10/26/01	17456	WAXIE SANITARY SUPPLY	Janitorial	579.00
10/26/01	17457	WARNER BROTHERS	Film Payable	3,000.00
10/26/01	17458	HERITAGE FOODS LLC	Concessions	845.56
10/26/01	17459	ICEE—USA CORP.	Concessions	4,693.20
10/26/01	17460	METROPOLITAN PROVISIONS	Concessions	9,946.64
10/26/01	17461	OTIS SPUNKMEYER, INC.	Concessions	378.50

10/26/01	17462	PEPSI-COLA COMPANY	Concessions	2,943.55
10/29/01	17463	COCA-COLA ENTERPRISES	Concessions	5,000.00
10/30/01	17464	20TH CENTURY FOX	Film Payable	11,444.11
10/30/01	17465	BUENA VISTA	Film Payable	23,943.03
10/30/01	17466	IDP DISTRIBUTION	Film Payable	5,903.78
10/30/01	17467	MGM FILMS	Film Payable	8,510.71
10/30/01	17468	MIRAMAX FILMS	Film Payable	14,728.70
10/30/01	17469	NEW LINE PICTURES	Film Payable	352.95
10/30/01	17470	PARAMOUNT PICTURES	Film Payable	5,029.42
10/30/01	17471	WARNER BROTHERS	Film Payable	20,380.16
					1,014,761.03
Wire Transfers
10/1/01	431	PEPSI-COLA COMPANY	Concessions	2,872.26
10/1/01	432	METROPOLITAN PROVISIONS	Concessions	4,854.01
10/11/01	433	PEPSI-COLA COMPANY	Concessions	539.55
10/11/01	434	METROPOLITAN PROVISIONS	Concessions	8,538.16
10/15/01	435	SONY PICTURES	Film payable	30,500.00
10/24/01	436	TREASURER AND TAX COLLECTOR	MG18 Property Tax	53,776.18
10/29/01	437	SONY PICTURES	Film payable	44,000.00
					145,080.16
Direct Debits to Union Bank of California Acct # 0700494381
1-Oct		UBOC Loan Payment		117,452.33
5-Oct		ADP Fees		735.77
19-Oct		ADP Fees		616.13
25-Oct		Bank Service Charges		1.43
26-Oct		ADP Payroll Fees		7.00
29-Oct		Sales Tax Payment		14,170.00
31-Oct		Internet Service Fees & Postage		81.88
31-Oct		Bank Service Charges		3,569.74
		Net Purchase of Change		10,500.00
31-Oct
					147,134.28
Disbursements for Cinemas
30-Oct		Balance of account transferred to Theater's Master acct.		2,104.46
					2,104.46
Disbursements from Elective Creditor Distribution Fund
24-Oct	2001	MIDLAND BANK		325,000.00

24-Oct	2002	MELLOW MANOR PRODUCTIONS INC.		1,595.54
24-Oct	2003	SOURCE ONE		2,381.08
24-Oct	2004	ARTHUR ANDERSEN LLP		7,995.00
24-Oct	2005	MEDIA TECHNOLOGY SOURCE, INC.		9,815.74
					346,787.36
Intercompany Transfers
9-Oct		To UBOC Acct. # 07007494365	Payroll	55,000.00
10-Oct		To UBOC Acct. # 2180038712	Payroll	10,000.00
23-Oct		To UBOC Acct. # 07007494365	Payroll	104,000.00
					169,000.00
TOTAL ACCOUNTS PAYABLE DISBURSEMENTS					1,824,867.29

B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	1,956,535.93
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	1,973,567.90
3. BEGINNING BALANCE	(17,031.97)
4. RECEIPTS DURING CURRENT PERIOD TRANSFERRED FROM GENERAL ACCOUNT	169,000.00
5. BALANCE:	151,968.03
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD	192,291.90
7. ENDING BALANCE	(40,323.87)
8. PAYROLL ACCOUNT NUMBER	07007494365
DEPOSITORY NAME AND LOCATION	Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)

October 12, 2001 Payroll Run—Summary of Expense
Wages Earned—Normal Recurring	70,485.22
Wages Earned—Adjustments & Voids	760.14
Wage Garnishments	148.38
Federal Income Taxes	16,269.47
Social Security	8,765.00
Medicare	2,970.05
State Unemployment Taxes—Employer	849.95
Federal Unemployment Taxes	219.34
State Unemployment Taxes—Employee	541.12
State Income Taxes	3,723.50
	104,732.17
October 12, 2001 Payroll Run—Summary of Disbursements
ADP Checks Issued [Net salary plus tax]	103,972.03
Manual Checks, etc.	760.14
		104,732.17
October 26, 2001 Payroll Run—Summary of Expense
Wages Earned—Normal Recurring	61,863.91
Wages Earned—Adjustments & Voids	1,311.33
Wage Garnishments	212.00
Federal Income Taxes	8,892.53
Social Security	9,297.06
Medicare	2,398.08
State Unemployment Taxes—Employer	876.27
Federal Unemployment Taxes	226.13
State Unemployment Taxes—Employee	554.81
State Income Taxes	1,927.61
	87,559.73
October 26, 2001 Payroll Run—Summary of Disbursements
ADP Checks Issued [Net salary plus tax]	86,248.40
Manual Checks Issued	1,311.33
		87,559.73
TOTAL PAYROLL ACCOUNT DISBURSEMENTS		192,291.90

B. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	159,000.00
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	131,257.29
3.	BEGINNING BALANCE	27,742.71
4.	RECEIPTS DURING CURRENT PERIOD TRANSFERRED FROM GENERAL ACCOUNT	0.00
5.	BALANCE:	27,742.71
6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD Date: 10/29/01, wire transfer, To: CA State Board of Equalization	14,170.00
	TOTAL DISBURSEMENTS THIS PERIOD	14,170.00
7.	ENDING BALANCE	13,572.71
8.	TAX ACCOUNT NUMBER	02180038712
	DEPOSITORY NAME AND LOCATION	Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

D. SUMMARY SCHEDULE OF CASH

ENDING BALANCE FOR PERIOD
GENERAL ACCOUNT	290,516.85
PAYROLL ACCOUNT	(40,323.87)
TAX ACCOUNT	13,572.71
OTHER ACCOUNTS*:	2,095,522.70
OTHER MONIES*:	0.00
PETTY CASH**	0.00
TOTAL CASH AVAILABLE	1,359,288.39

*
Specify the fund and the type of holding (i.e., CD, Savings Account, Investment securities, etc.) and the depository name, location, and account number

**
Attach exhibit itemizing all petty cash transactions

NOTE:  Attach copies of all monthly accounts from financial institutions for each account

OTHER ACCOUNTS (Supplement to schedule I.D.)

Bank / Account Type	Account #	Balance
Bank of America
Master Concentration	14501-09188	0.00
Merchant	14501-09189	0.00
Moviefone	14502-09192	0.00
Union Bank of California
Master Concentration	0700494-349	1,217,741.15
Merchant	0700494-357	207,908.60
Moviefone	0700494-146	0.00
Elective Creditor Distribution Fund	457000-1170	669,872.95
FOB Cinemastar Luxury Cinemas, Inc.	0700494-373	0.00
Total		2,095,522.70

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, ETC.	Frequency of Payments (Mo./Qtr.)	Amount of Payment	Post-Petition Payments Not Made (Number)	Total Due
Oceanside Mission Market Place (Lessor MM 13 Theater)	Monthly	$57,678.10	0	$0.00
Coudres Family Ptrship (Lessor PR 10 Theater)	Monthly	$35,740.55	0	$0.00
MDA—San Bernardino (Lessor SB20 Thtr)	Monthly	$96,851.61	0	$0.00
Mission Grove Theater Properties I&II (Lessor MG 18 Theater)	Monthly	$89,050.40	0	$0.00
United Title Company (Lessor—Corp Offices)	Monthly	$4,983.40	0	$0.00
Union Bank of California ($2,000,000 loan, principal and interest)	Monthly	$57,472.22	0	$0.00
Midland Loan Services (Mortgage Note on Chula Vista Property)	Monthly	$17,646.36	10	$17,646.36

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
GROSS SALES SUBJECT TO SALES TAX	111,592.92
TOTAL WAGES PAID	192,291.90

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
FEDERAL WITHHOLDING
STATE WITHHOLDING
FICA—EMPLOYER'S SHARE
FICA—EMPLOYEE'S SHARE
FEDERAL UNEMPLOYMENT
STATE WITHHOLDING
SALES AND USE	8,369.48	0.00
REAL PROPERTY	17,445.59	17,445.59	4/10/01
OTHER (SPECIFY)
TOTAL	25,815.07	17,445.59

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

		Accounts Receivable
	Accounts Payable* (Post-Petition Only)
		Pre-Petition	Post-Petition
30 days or less	53,447.25
31-60 days	200.00
61-90 days
91-120 days
Over 120 days
TOTALS:	53,647.25

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through:
General Liability	Royal Insurance of America	$2,000,000	10/14/01	12/14/01
Umbrella Liability	St. Paul's Insurance Company	$10,000,000	10/14/01	12/14/01
Automobile Liability	Royal Insurance of America	$1,000,000	10/14/01	12/14/01
Directors & Officers Liability	National Union Fire Insurance Company	$5,000,000	6/20/01	11/15/01
Workers Compensation	State (of CA) Compensation Insurance Fund	Variable	n/a	11/30/01
Property	Royal Insurance of America	$35,212,960	10/14/01	12/14/01
Vacant Property	Royal Indemnity Company	$1,500,000	12/14/01	12/14/01
Foreign Package	ACE USA	$1,000,000	10/15/01	12/14/01

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Qtrly Period Ending	Total Disbursements	Qtrly Fees	Date Paid	Amount Paid	Qtrly Fee Still Owing
3/31/01	3,552,815.00	8,000.00	5/17/01	8,000.00	0.00
6/30/01	4,473,768.00	8,000.00	7/11/01	8,000.00	0.00
9/30/01	6,430,686.00	10,000.00	10/26/01	10,000.00	0.00

*
Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the Court. Post-Petition Accounts Payable should include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period of the report.

VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Admission Revenue	746,299	10,713,555
Concession Revenue	287,124	4,213,607
Video Revenue	16,863	218,253
Screen Advertising	10,366	92,654
Other Revenues	4,028	32,652

Theater Revenue	1,064,679	15,270,720
Film Rental Expense	456,529	5,826,177
Concession COGS	44,956	622,358

Theater Cost of Goods Sold	501,485	6,448,536

Theater Gross Margin	563,194	8,822,184

Salaries	120,500	1,419,939
Payroll Taxes	11,530	149,534
Rent Expense	268,111	2,801,347
CAM Expense	31,257	316,960
Utility Expense	68,230	647,773
Advertising Expense	19,993	202,121
Co-op Advertising Expense	7,496	76,371
Repairs & Maint Expense	15,366	128,073
Janitorial Services	21,491	218,886
Janitorial Supplies Expense	4,901	62,210
Insurance Expense	4,814	173,768
Property Taxes	18,396	275,175
Security Expense	3,113	39,627
Travel & Entertainment	215	4,059
Vehicle Expense	0	0
Supplies Expense	9,417	94,562
Banking Fees	844	67,287
Equipment Rental Expense	0	11,152
Outside Services Expense	0	7
Other Theater Expense	4,659	61,514
Pre-Opening Expense	0	0

Theater Operating Expenses	610,333	6,750,364

Operating Income	(47,138)	2,071,820

General & Administrative Expenses	184,154	1,333,135
Deprec & Amortization	209,927	1,362,519
Interest Expense	33,611	438,801
Interest/Dividend Income	(156)	(17,070)
Taxes	482	4,817
Non-Recurring Income/Expense	(21,398)	(106,936)

Non-Operating (Income)/Expense	406,619	3,015,266

Net Income	(453,758)	(943,446)

VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)

Current Month End
Cash	2,744,817
Accts Receivable	591
Conc Inventory	28,910
Concession Rebates	7,869
Supplies Inventory	9,044
Prepaids	870,353

Current Assets	916,768
Fixed Assets	24,370,063
Accumulated Depreciation	(13,805,349)

Net Fixed Assets	10,564,714
Deposits—Leases	0
Deposits—Concession	890
Deposits	0
Investment CLT SA de CV	22,875
Investment in Mexico	339,643
Goodwill—Mexico	(160,350)

Other Assets	199,396

Assets	14,425,695

Accounts Payable	2,174,959
Accrued Payroll	245,240
Other Accruals	1,554,085
Deferred Revenue	487,410
Concession Advances	(16,283)
Short Term Notes Payable	0

Current Liabilities	4,445,411
Capital Leases	(10,401)
Credit Facility Debt	1,198,000
Notes Payable	1,717,721

Debt and Capital Leases	2,905,321
Deferred Rent Accrual	4,254,227
Intercompany Accounts	2,139,979

Long-Term Liabilities	6,394,207
Common Stock	62,892
Additional Paid In Capital	29,642,292
Treasury Stock	0
Retained Earnings	(26,278,047)
Current Year Retained Earnings	(3,763,039)
Current Year Dividends	0

Shareholders' Equity	680,758

Liabilities & Equity	14,425,695

IX.  QUESTIONNAIRE

1.
Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as has been authorized by the court?

No  /x/
Yes / /
Explain:

2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals or other insiders without appropriate authorization?

No  /x/
Yes / /
Amount, to whom, and for what period:

3.
State what progress was made during the reporting period toward filing a plan of reorganization: Plan became effective on October 18, 2001.

4.
Describe potential future events which may have a significant impact on the case.

5.
Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6.
Did you receive any exempt income this month, which is not set forth in the operating report?

No  /x/
Yes / /
If yes, please set forth the amounts and the source of the income.

    I, Donald H. Harnois, Jr., Chief Financial Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: November 19, 2001	/s/ DONALD H. HARNOIS, JR. Principal for debtor-in-possession

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  Exhibit 99.2
I. CASH RECEIPTS AND DISBURSEMENTS A. (GENERAL ACCOUNT *)
TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)
B. (PAYROLL ACCOUNT)
TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)
B. (TAX ACCOUNT)
D. SUMMARY SCHEDULE OF CASH
OTHER ACCOUNTS (Supplement to schedule I.D.)
II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS, AND OTHER PARTIES TO EXECUTORY CONTRACTS
III. TAX LIABILITIES
IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE
V. INSURANCE COVERAGE
VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)
IX. QUESTIONNAIRE